UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 15, 2006

THERMADYNE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23378	74-2482571
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

16052 Swingley Ridge Road, Suite 300,
Chesterfield, Missouri 63017
(Address of principal executive offices) (Zip Code)

(636) 728-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.                                          Other Events.

On March 15, 2006, Thermadyne Holdings Corporation (the “Company”) issued a press release announcing that it filed a Form 12b-25 to extend the filing of its Annual Report on Form 10-K for the year ended December 31, 2005. The Company also announced completion of the sale of Unique Welding Alloys Rustenburg Proprietary Limited (dba “Plant Rental”), its non-core South African subsidiary, on March 9, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website cited in the press release is not part of this report.

Because the sale of Plant Rental did not involve a disposition of significant assets of the Company, as defined in the instructions to Item 2.01 of Form 8-K, no pro forma financial information will be filed in connection with this sale.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit
Number	Description

99.1	Press Release dated March 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2006

THERMADYNE HOLDINGS CORPORATION

By:	/s/ Patricia S. Williams
Patricia S. Williams
Vice President, General Counsel
and Corporate Secretary

EXHIBITS INDEX

Exhibit
Number	Description

99.1	Press Release dated March 15, 2006